Share-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 28, 2014	Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

13. Share-Based Compensation

The Company has various plans that provide for granting restricted stock units, performance stock units, restricted stock and stock options to certain employees and independent directors of the Company and its subsidiaries. The Company recognizes compensation expense for share-based payments based on the fair value of the awards at the grant date. The Black-Scholes valuation model is used to determine the fair value of non-qualified stock options. The fair value of performance stock units is determined using a Monte Carlo simulation model. Restricted stock units and restricted stock awards fair value is based on the Company market stock price on the date of grant. The table below summarizes share-based compensation for the three fiscal months ended March 28, 2014 and March 29, 2013 (in millions).

	Three Fiscal Months Ended
	March 28, 2014	March 29, 2013
Non-qualified stock option expense	$1.3	$1.1
Non-vested stock awards expense	2.7	1.7

Total pre-tax share-based compensation expense	$4.0	$2.8

Excess tax benefit on share-based compensation (1)	$—	$0.1

(1)	Cash inflows (outflows) recognized as financing activities in the condensed consolidated statements of cash flows.

The Company records share based compensation expense as a component of selling, general and administrative expense. There have been no material changes in financial condition or operations that would affect the method or the nature of the share-based compensation recorded in the current period or the prior comparative periods.

14. Share-Based Compensation

The Company has various plans that provide for granting options, restricted stock units and restricted stock to certain employees and independent directors of the Company and its subsidiaries. The Company recognizes compensation expense for share-based payments based on the fair value of the awards at the grant date. The table below summarizes compensation expense for the Company’s non-qualified stock options based on the fair value method estimated using the Black-Scholes valuation model, and non-vested stock awards, including restricted stock units, and performance-based non-vested stock awards based on the fair value method for the years ended December 31, 2013, 2012 and 2011. The Company records compensation expense related to non-vested stock awards as a component of selling, general and administrative expense.

	Year Ended
(in millions)	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Non-qualified stock option expense	$5.5	$4.9	$4.8
Non-vested stock awards expense	0.2	1.7	2.8
Stock unit awards	5.2	4.5	3.1
Performance-based non-vested stock awards expense	2.0	1.4	1.0

Total pre-tax share-based compensation expense	$12.9	$12.5	$11.7

Excess tax benefit (deficiency) on share-based compensation (1)	$(0.7)	$(0.6)	$1.0

(1)	Cash inflows (outflows) recognized as financing and operating activities in the Company’s consolidated statement of cash flows

During the years ended December 31, 2013, 2012 and 2011, cash received from stock option exercises was $0.7 million, $0.1 million and $1.5 million, respectively. The total tax benefit to be realized for tax deductions from these option exercises was $0.4 million, $0.1 million and $1.0 million, respectively. The $5.0 million and $3.6 million tax deductions for all share-based compensation for the years ended December 31, 2013 and 2012, respectively, includes $(0.7) million and $(0.6) million of excess tax benefits (deficiencies). The 2013 deficiency does not impact cash flow due to the US tax loss carry forward position. The 2012 deficiency is classified as a cash outflow of financing activities and a cash inflow from operating activities. The Company has elected the shortcut method to calculate the pool of excess tax benefits available to absorb tax deficiencies recognized subsequent to the adoption of ASC 718—Compensation — Stock Compensation.

The Company currently has share-based compensation awards outstanding under three plans. These plans allow the Company to fulfill its incentive award obligations generally by granting nonqualified stock options and nonvested stock awards. New shares are issued when nonqualified stock options are exercised and when non-vested stock awards are granted. There have been no material modifications made to these plans during the year ended December 31, 2013 or 2012. On May 10, 2005, the General Cable Corporation 2005 Stock Incentive Plan (“2005 Plan”) was approved and replaced the two previous equity compensation plans, the 1997 Stock Incentive Plan and the 2000 Stock Option Plan. The Compensation Committee of the Board of Directors will no longer grant any awards under the previous plans but will continue to administer awards which were previously granted under the 1997 and 2000 plans. The 2005 Plan authorized a maximum of 5.8 million shares to be granted. Shares reserved for future grants, including options, under the 2005 Plan, approximated 2.3 million at December 31, 2013.

The 2005 Stock Incentive Plan authorizes the following types of awards to be granted: (i) Stock Options (both Incentive Stock Options and Nonqualified Stock Options); (ii) Stock Appreciation Rights; (iii) Nonvested and Restricted Stock Awards; (iv) Performance Awards; and (v) Stock Units, as more fully described in the 2005 Plan. Each award is subject to such terms and conditions consistent with the 2005 Plan as determined by the Compensation Committee and as set forth in an award agreement and awards under the 2005 Plan were granted at not less than the closing market price on the date of grant.

The 2000 Stock Option Plan (“2000 Plan”), as amended, authorized a maximum of 1.5 million non-qualified options to be granted. No other forms of award were authorized under this plan. Stock options were granted to employees selected by the Compensation Committee of the Board or the Chief Executive Officer at prices which were not less than the closing market price on the date of grant. The Compensation Committee (or Chief Executive Officer) had authority to set all the terms of each grant.

The 1997 Stock Incentive Plan (“1997 Plan”) authorized a maximum of 4.7 million nonvested shares, options or units of common stock to be granted. Stock options were granted to employees selected by the Compensation Committee of the Board or the Chief Executive Officer at prices which were not less than the closing market price on the date of grant. The Compensation Committee (or Chief Executive Officer) had authority to set all the terms of each grant.

Stock Options

All options awarded under the 2005 Plan have a term of 10 years from the grant date. The majority of the options vest ratably over three years of continued employment from the grant date. The majority of the options granted under the 2000 Plan will expire in 10 years and become fully exercisable ratably over three years of continued employment or become fully exercisable after three years of continued employment. A summary of stock option activity for the year ended December 31, 2013 is as follows (options in thousands and aggregate intrinsic value in millions):

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2012	1,814.8	$32.99	5.9 years	$9.5
Granted	334.0	35.24
Exercised	(50.5)	13.33
Forfeited or Expired	(154.2)	41.92

Outstanding as of December 31, 2013	1,944.1	$33.18	6.1 years	$7.0

Exercisable at December 31, 2013	1,342.1	$32.31	4.9 years	$7.0

Options expected to vest in the next twelve months	277.3	$35.99	8.3 years	$—

During the years ended December 31, 2013, 2012 and 2011, the weighted average grant date fair value of options granted was $35.24, $32.50 and $24.11, respectively, the total intrinsic value of options exercised was $1.0 million, $0.3 million, and $2.8 million, respectively, and the total fair value of options vested during the periods was $20.8 million, $18.7 million, and $14.3 million, respectively. At December 31, 2013 and 2012, the total compensation cost related to nonvested options not yet recognized was $4.1 million and $3.4 million with a weighted average expense recognition period of 1.9 years and 1.8 years, respectively.

The fair value of each option award is estimated on the date of grant using the Black-Scholes valuation model using the following weighted-average assumptions:

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Risk-free interest rate (1)	0.6%	1.0%	2.4%
Expected dividend yield (2)	0	0	N/A
Expected option life (3)	4.4 years	5.0 years	5.0 years
Expected stock price volatility (4)	67.8%	68.0%	65.6%
Weighted average fair value of options granted	$18.60	$18.20	$24.11

(1)	Risk-free interest rate — This is the U.S. Treasury rate at the grant date having a term approximately equal to the expected life of the option. An increase in the risk-free interest rate will increase compensation expense.
(2)	Expected dividend yield — The Company did not pay dividends in the year ended December 31, 2012; therefore compensation expense was not decreased. The assumptions for the compensation expense were set at the beginning of the year prior to the Company deciding to pay dividends in 2013; as the Company did not expect to pay dividends in 2013 there was no effect on compensation expense in the year ended December 31, 2013.
(3)	Expected option life — This is the period of time over which the options granted are expected to remain outstanding and is based on historical experience. Options granted have a maximum term of ten years. An increase in expected life will increase compensation expense.
(4)	Expected stock price volatility — This is a measure of the amount by which a price has fluctuated or is expected to fluctuate. The Company uses actual historical changes in the market value of the Company’s stock to calculate the volatility assumption as it is management’s belief that this is the best indicator of future volatility. An increase in the expected volatility will increase compensation expense.

Additional information regarding options outstanding as of December 31, 2013 is as follows (options in thousands):

Range of Option Prices	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Options Exercisable	Weighted Average Exercise Price
$0—$14	76.6	$11.90	1.1	76.6	$11.90
$14—$28	747.2	$21.80	5.0	747.2	$21.80
$28—$42	640.0	$33.93	8.7	102.0	$32.50
$42—$56	274.0	$45.29	5.9	210.0	$46.02
$56—$70	206.3	$63.87	4.0	206.3	$63.87

Nonvested Stock

The majority of the nonvested stock and stock unit awards issued under the 2005 Plan are restricted as to transferability and salability with these restrictions being removed in equal annual installments over the five-year period following the grant date. The majority of the nonvested stock awards issued under the 1997 Plan are restricted as to transferability and salability with these restrictions expiring ratably over a three-year or five-year period, expiring after six years from the date of grant or expiring ratably from the second anniversary to the sixth anniversary of the date of grant. A minimal amount of immediately vesting restricted stock held by certain members of the Company’s Board of Directors in the Deferred Compensation Plan is included in this presentation as nonvested stock.

A summary of all nonvested stock and restricted stock units activity for the year ended December 31, 2013, is as follows (shares in thousands):

	Shares Outstanding	Weighted Average Grant Date Fair Value
Balance, December 31, 2012	853.9	$30.26
Granted	301.2	34.83
Vested	(201.2)	30.81
Forfeited	(62.0)	24.94

Balance, December 31, 2013	891.9	$32.02

The weighted-average grant date fair value of all nonvested shares and restricted stock units granted, the total fair value (in millions) of all nonvested shares and restricted stock units granted, and the fair value (in millions) of all nonvested shares and restricted stock units that have vested during each of the past three years is as follows:

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Weighted-average grant date fair value of nonvested shares granted	$34.83	$29.65	$39.94

Fair value of nonvested shares granted	$10.5	$9.1	$7.9

Fair value of shares vested	$6.2	$7.0	$2.5

As of December 31, 2013, there was $13.4 million of total unrecognized compensation cost related to all nonvested stock and restricted stock units. The cost is expected to be recognized over a weighted average period of 2.46 years. There are 237 thousand nonvested stock and restricted stock units with a weighted average grant price of $29.52 and a fair value of $7.0 million expected to vest in 2014.